Filed pursuant to Rule 497(a)(1)
File No. 333- 149864
Rule 482 ad
THE GDL FUND
RIGHTS OFFERING EXPIRES APRIL 5, 2011
     Rye, NY — The GDL Fund’s (NYSE:GDL) (the “Fund”) (formerly named The Gabelli Global Deal Fund) rights offering to the Fund’s existing preferred shareholders will expire tomorrow, April 5, 2011. Each preferred shareholder received three transferable rights (the “Rights”) for each Series A Cumulative Callable Preferred Share (the “Series A Preferred” or “Existing Preferred”) of the Fund held on the record date (March 1, 2011). Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct their broker to sell any unexercised Rights through the Rights Agent.
     As previously announced, the proceeds raised will be used in accordance with the Fund’s investment objective and to redeem outstanding Series A Preferred Shares.
     The Series B Cumulative Puttable and Callable Preferred Shares (the “Series B Preferred” or “New Preferred”) will pay distributions quarterly and have an annual dividend rate of 7.00% for the dividend periods ending on or prior to March 26, 2012 and thereafter will be reset by the Fund’s Board of Trustees and publicly announced in a notice at least 60 days prior to March 26, 2012 for the four dividend periods ending March 26, 2013, at least 60 days prior to March 26, 2013 for the eight dividend periods ending March 26, 2015, and at least 60 days prior to March 26, 2015 for all remaining dividend periods prior to the mandatory redemption date of March 26, 2018. The New Preferred may be put back to the Fund during a period after announcement of the new rate, and may be redeemed by the Fund at any time after three years. Each reset date will take into account interest rates for debt securities with similar timeframes to put or maturity and may be substantially lower than 7.00% annually, but not less than 3.00% annually.
SUMMARY OF THE TERMS OF THE OFFER
•	Each shareholder received three transferable rights (the “Rights”) for each Series A Cumulative Callable Preferred Share (the “Existing Preferred”) of the Fund held on the record date (March 1, 2011).

•	Two Rights plus $50.00 or two Rights plus one share of the Existing Preferred with a liquidation value of $50.00 per share (the “Subscription Price”) is required to purchase one share of New Preferred pursuant to the offering (the “Primary Subscription”).

•	Rights acquired in the secondary market may not participate in the oversubscription privilege.
     Holders of Rights who wish to subscribe for the New Preferred should contact their broker for instructions with respect to exercising Rights to subscribe for the New Preferred.
     Any New Preferred shares issued as a result of the rights offering will not be record date shares for the Fund’s 2011 annual meeting scheduled to be held on May 16, 2011 which has a record date of March 21, 2011.

     The GDL Fund is a non-diversified, closed-end management investment company with $419 million in net assets whose investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund is managed by Gabelli Funds, LLC, a subsidiary of GAMCO Investors, Inc. (NYSE:GBL), which is a publicly traded NYSE listed company.
     Holders of Rights are advised to carefully consider the investment objective, risks, charges and expenses of the Fund before exercising their Rights. The prospectus and prospectus supplement contains this and other information about the Fund and should be read carefully by Holders of Rights before exercising their Rights. You may request a copy of the prospectus and prospectus supplement, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

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